UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 6, 2006

BPZ Energy, Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-29098	33-0502730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

As provided under the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan (the “Plan”), awards of stock options and restricted stock are subject to such terms and conditions set forth in a written award agreement. The Plan is incorporated herein by reference as Exhibit 10.1 to this Report. The forms of the tax-qualified and non-qualified stock option agreements are included as Exhibits 10.2 and 10.3 to this Report and are incorporated herein by reference. The form of restricted award agreement is included as Exhibit 10.3 to this Report and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description
Exhibit 10.1	BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan (Incorporated by reference to Exhibit 4.1 to Form S-8 filed on July 5, 2005)

Exhibit 10.2	Form of Tax-Qualified Stock Option Agreement under the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan

Exhibit 10.3	Form of Non-Qualified Stock Option Agreement under the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan

Exhibit 10.4	Form of Restricted Stock Award Agreement under the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ ENERGY, INC. (Registrant)

Dated: July 6, 2006	By:	/s/ Edward G. Caminos
	Name:	Edward G. Caminos
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1	BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan (Incorporated by reference to Exhibit 4.1 to Form S-8 filed on July 5, 2005)

Exhibit 10.2	Form of Tax-Qualified Stock Option Agreement under the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan

Exhibit 10.3	Form of Non-Qualified Stock Option Agreement under the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan

Exhibit 10.4	Form of Restricted Stock Award Agreement under the BPZ Energy, Inc. 2005 Long-Term Incentive Compensation Plan